UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 31, 2015
Date of Report (Date of earliest event reported)
_____________________

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On December 31, 2015, Huron Consulting Group Inc. (the "Company") completed its previously announced divestiture of its Huron Legal practice to Consilio, Inc. (the "Buyer"), pursuant to the Purchase Agreement (the "Agreement") amongst the Company and its wholly owned subsidiaries, Huron Consulting Services LLC and Huron Consulting Group Holdings LLC, and the Buyer. Huron Legal provides eDiscovery services, consulting services and contract management services related to law department management, information governance and compliance, legal discovery, litigation management, and legal analytics to legal departments, law firms and companies in connection with their e-discovery, law department operations, and contract and litigation management needs.
Pursuant to the terms of the Agreement, Buyer acquired substantially all of the assets and assumed certain liabilities of the Huron Legal practice, and acquired all issued and outstanding equity interests in certain entities wholly owned by the Company.
Subject to the terms of the Agreement, the Company sold Huron Legal to Buyer for gross proceeds of $112 million in cash at closing, before taxes and transaction-related expenses, plus a cash post-closing payment ranging from zero to $22 million contingent upon final full year 2015 financial results, and subject to certain other adjustments set forth in the Agreement. The Agreement contains customary representations, warranties, covenants, and obligations for transactions of this type. Pursuant to the Agreement, the Company and Buyer have agreed to indemnify the other party for any breach of such party's representations, warranties, and covenants contained in the Agreement, subject to varying survival periods and applicable negotiated caps, baskets, claims procedures, and other limitations.
In addition, the Company entered into a non-competition agreement with Buyer at the closing of the transaction, under which the Company and its controlled affiliates agreed, for a period of five years, not to engage in any business which competes with the services provided by the Huron Legal practice.
The foregoing description of the Agreement and the transaction contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Cautionary Note Regarding the Purchase Agreement
The Agreement has been incorporated by reference to provide investors and security holders with information regarding its terms and conditions and is not intended to provide any factual information about the Company or Consilio, Inc. In particular, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts, since they were made only as of the date of the Agreement and are modified in important part by the underlying confidential disclosure schedules.
Forward-Looking Statements
Statements in this filing, including the information incorporated by reference herein, that are not historical in nature, including with respect to the anticipated effects of the transaction, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, that may cause actual results to be materially different from any anticipated results expressed or implied by these forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

Item 8.01.    Other Events.
On January 4, 2016, the Company issued a press release announcing the closing of the sale of the Huron Legal practice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(b)     Pro Forma Financial Information.
The Company's unaudited pro forma consolidated balance sheet as of September 30, 2015, the unaudited pro forma consolidated statement of earnings for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013, and 2012, and the notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
(d)     Exhibits.

2.1	Purchase Agreement, dated as of December 10, 2015 by and among Huron Consulting Group Inc., Huron Consulting Services LLC, Huron Consulting Group Holdings LLC, and Consilio, Inc.*
99.1     Press release, dated January 4, 2016.

99.2
Huron Consulting Group Inc.'s Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, Unaudited Pro Forma Consolidated Statement of Earnings for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013, and 2012, and the notes thereto.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish to the U.S. Securities and Exchange Commission copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	January 7, 2016	/s/ C. Mark Hussey
C. Mark Hussey
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Purchase Agreement, dated as of December 10, 2015 by and among Huron Consulting Group Inc., Huron Consulting Services LLC, Huron Consulting Group Holdings LLC, and Consilio, Inc.*
99.1	Press release, dated January 4, 2016.
99.2
Huron Consulting Group Inc.'s Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015, Unaudited Pro Forma Consolidated Statement of Earnings for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013, and 2012, and the notes thereto.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish to the U.S. Securities and Exchange Commission copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.